SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K/A

                                  AMENDMENT TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 1998


                                    Citicorp

               (Exact name of registrant as specified in charter)





       Delaware                         1-5738               06-1515595
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



399 Park Avenue, New York, New York                              10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000

Item 5.     Other Events

      Citicorp hereby amends its Current Report on Form 8-K dated April 8, 1998 and filed with the Securities and Exchange Commission on April 9, 1998 by deleting in their entirety the second and third paragraphs of Item 5 thereof, the immediately following four tables of unaudited pro forma condensed combined financial statements and the six notes thereto.

                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        CITICORP
                                        (Registrant)


                                        By:/s/ Roger W. Trupin
                                           ------------------------
                                           Roger W. Trupin
                                           Vice President and Controller



Dated: October 8, 1998